2nd Quarter Investor Presentation Published: July 22, 2016 (NYSE MKT: CTO)

If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing infrastructure work affiliated with certain land transactions and the impact on the total estimated gain, as well as the timing of the recognition of that gain, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the ability to execute share repurchase transactions, the ability for the Company to convert to a real estate investment trust, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Footnote references (A) through (L) provided in this presentation are defined on Slide 36

Snapshot OPERATING SEGMENTS LAND HOLDINGS INCOME PROPERTIES LOAN INVESTMENTS SUBSURFACE INTERESTS 10,500 Acres Undeveloped Land 37 Properties 1.5 million sq. ft Retail & Office 3 Loans Hotel & Retail 500,000 Acres Book Value $0 With » 4,100 Acres Under Contract »$103mm (2)(B) NOI = $16.3 million (H) Est. Value = $233mm @ 7% Cap Rate $24 million Avg. Yield 8.7% Under Contract $24.0 million (B) Equity Market Cap (1) (A) $277.2 million Debt (A) $160.4 million Total Enterprise Value (‘TEV’) (1) (A) $437.6 million Cash (including 1031 restricted cash) $ 33.8 million Leverage (net debt to TEV) (1) (A) 28.9% As of June 30, 2016 (unless otherwise noted) As of July 8, 2016 As of July 19, 2016 Income= Liquidity = Asset Rich

Proactive Value Enhancing Measures Action Sizing/Timing Comments Remaining Share Repurchase $7mm Accelerate Buyback through YE 2016 (C) Quarterly Dividend (formerly semi-annual) $0.04/Qtr. 100% Increase (D) Monetize Loan Portfolio $24mm Use of Proceeds – Accretive Investments (B) REIT Conversion N/A Targeting 1/1/18 (E) Earnings Call (beginning Q2 2016) 7/21/16 First Quarterly Earnings Call Annual Investor Day Nov 18, 2016 First Investor Day Returning Capital = Increasing Communications

CTO Highlights Portfolio Daytona

# Components of Value (L)

($ in 000's)

As of June 30, 2016 (unless otherwise noted)

| Income Properties - NOI (H) | |
|---|---|
| Single-Tenant | $10,127 |
| Multi-Tenant | $3,525 |
| 14 Asset Portfolio (under contract) | $2,452 |
| Billboards | $200 |
| **Total NOI** | **$16,304** |

| Land Portfolio | | |
|---|---|---|
| Under Contract (B) | [≈4,100 acres] | ≈$103,000 |
| East of I-95 | [≈1,000 acres] | (3) |
| West of I-95 | [≈4,400 acres] | (3) |
| Industrial (West of I-95) | [≈1,000 acres] | (3) |
| **Total Land Values** | | (3) |

1. Book value of asset(s) and liabilities except as noted
2. Rounded to nearest $100,000
3. Value estimates could be derived using the average sales price per acre achieved since 2012 as outlined on Slide 12
4. Total infrastructure costs to be reimbursed for land sales closed within the Tomoka Town Center as of June 30, 2016. Total estimated infrastructure costs equals approximately $12.8 million of which approximately $12.4 million will be reimbursed if all land sales close relating to the Tomoka Town Center. Approximately $2.4 million of $12.8 million is remaining to be incurred.

| Other Asset Components (2) | |
|---|---|
| Commercial Loan Portfolio (1) | $24,000 |
| Subsurface (Contract Value) (B) | $24,000 |
| Beach Real Estate Venture (1) | $5,700 |
| Impact Fees (1) | $2,900 |
| Mitigation Credits (1) | $1,400 |
| Infrastructure Reimbursements (1) (4) | $6,500 |
| Golf Assets (1) | $2,400 |
| Cash and 1031 Restricted Cash (1) | $33,800 |
| **Other Asset Components** | **$100,700** |

| Liabilities (2) | |
|---|---|
| Debt (A) | $160,400 |
| Payables, Accrued Liabilities, etc. (1) | $11,600 |
| Est. Remaining Infrastructure Costs (4) | $2,400 |
| Deferred Tax Liability (1) | $50,900 |
| **Total Liabilities** | **$225,300** |

**Note: Total shares outstanding as of June 30, 2016 = 5,796,115**

CONSOLIDATED TOMOKA
5

As of June 30, 2016 (unless otherwise noted) Equity Market Cap (1) $277mm Debt (A) $160mm 1031 Tax Deferred Liabilities $51mm Total Adjusted Enterprise Value (TAEV) (1) (A) $488mm Less: Income Properties (@7% cap rate on NOI) ($233mm) Less: Contract Amount for Subsurface Interests (B) ($24mm) Less: Basis in Commercial Loan Investments ($24mm) Less: Cash & 1031 Restricted Cash ($34mm) Less: Value of Impact Fee & Mitigation Credits, Golf, and Other Assets ($19mm) Net TAEV Attributable to Land (1) $154mm Less: Value of Land Pipeline Contracts (»4,100 acres @ approx. $25k/acre) (1) (B) ($103mm) Net TAEV Attributable to Remaining »6,400 Acres of Land (“Remaining Acres”) (1) (A) $51mm Remaining Acres »6,400 Net TAEV per Acre Attributable to Remaining Acres (1) (A) $7,969 per Acre Net TAEV per Acre Attributable to Remaining Acres (excluding 1031 Def Tax Liab.) (1) (A) $0 per Acre How Low does Stock Market Value our Land? (L) As of July 8, 2016

Share Price Performance (1) 1 year, 3 year and 5 years ended June 30, 2016 (adjusted for dividends) Symbol 1 year 3 years 5 years 5 yr. Annualized CTO -17.5% 25.0% 67.2% 10.8% REIT Index RMZ 24.1% 46.2% 80.6% 12.5% Russell 2000 RTY -6.7% 22.8% 49.3% 8.3% JOE 14.1% -15.8% -15.0% -3.2% TRC -8.1% -14.4% -28.5% -6.5% FOR -9.7% -40.7% -27.6% -6.3% ADC 74.2% 92.9% 189.7% 23.7% STAR -28.0% -15.1% 18.3% 3.4% Comparative Performance Source: Bloomberg as of July 15, 2016

2nd Quarter Highlights Land Pipeline (B) : 10 land sales contracts representing »4,100 acres, approx. 39% of land holdings, »$103 million in potential proceeds, approx. $25,000 per acre Settled regulatory matter: Pre-2011 agriculture activities on 3,200 acres West of I-95, (anticipate spending approx. $2.1 million for wetlands restoration, of which $631k spent as of 6/30/16) Sold Surface Entry release for $450,000 on approximately 957 acres Sold non-core income property (Lexington N.C.) - $9.1mm, exit cap of 6.3% Allowed early repayment of $14.5mm loan investment (hotel in San Juan PR) at 9% IRR Tomoka Town Center infrastructure 81% complete, w/$10.4 million spent to date that will be reimbursed Repurchased 33,889 shares of CTO stock, approx. $1.7mm Contract to Sell 14 asset portfolio (B)(see Slide 19): Anticipated closing in August 2016; $2.0mm non-refundable deposit Signed 24 Hour Fitness as Anchor Tenant and in final negotiations with Wawa for outparcel site at The Grove at Winter Park (B) Progress and Momentum

Total Revenues ($000’s) Operating Income ($000’s) Annual Results for 2012 – 2015 and YTD Q2 2016 Basic Earnings Per Share Positive Trends Book Value Per Share 2012 2013 2014 2015 YTD Q2 2016 2012 2013 2014 2015 YTD Q2 2016

Income Statement As of and for the six months ended June 30, 2016 Balance Sheet Financial Statement Snap Shot

Land Holdings Monetizing our Land (B) Annual Land Sales for 2005 – 2015 and YTD Q2 2016 & Pipeline as of 7/19/16 (Land Sales in $000’s) Note: Multi-family included in residential Avg. Price Per Acre - Closed Transactions (2012 – YTD Q2 2016) » $149k/acre Executing Our Strategy

Land Holdings Analysis of Price per Acre As of July 19, 2016 East of I-95 West of I-95 Under Contract (B) Sales Price and Price Per Acre ($ in 000’s) Heavily discounted by Market

CTO Highlights Portfolio Land Holdings Daytona

# Land Activity Update

| | |
|---|---|
| ■ Tanger Factory Outlet (F) | Grand Opening – November 18, 2016 |
| ■ Minto Communities (B) | Received Zoning & Entitlements |
| *Under Contract* | Made Joint Permit Application to U.S. Army Corps |
| ■ North American Dev. Group | Site Planning for Power Center |
| | Pre-Leasing underway |
| ■ ICI Homes (B) | 600 Acres (Bayberry II) |
| *Under Contract* | Site Plan Approval underway |
| ■ Sam's Club | Awaiting submission of Site Plan |
| ■ Integra Sands Apartments (F) | Under Construction – Complete by Q1 2017 |
| ■ TopBuild Headquarters (F) | Under Construction – Complete by Q1 2017 |
| ■ CarMax (F) | Under Construction – Complete by YE 2016 |

CONSOLIDATED TOMOKA

13

Land Holdings Potential Land Sales (B) Total Potential Sales = approx. $103mm » 4,100 Acres » $25k/acre Total Acres West of I-95 Approx. 9,300 acres Total Acres East of I-95 Approx. 1,200 acres As of July 19, 2016 SF – Single Family; AR – Age Restricted Commercial/Retail 6 7 9 3 8 5 10 4 1 2 Contract/Parcel Acres Contract Amount Price per Acre (rounded) Timing Commercial/Retail 4 $1.2mm $263,000 ‘18 Mixed-Use Retail 22 $5.6mm $255,000 ’17 North Amer. Dev Grp 82 $20.1mm $247,000 ‘16-’18 Commercial/Retail 6 $1.5mm $245,000 ’17 Commercial/Retail 17 $3.0mm $174,000 ’16 Minto (AR Residential) 1,586 $29.9mm $19,000 ‘16 Minto (AR Residential) 1,686 $31.4mm $19,000 ‘18-‘19 SF Residential 19 $0.3mm $17,000 ‘17 ICI (SF Residential) 600 $9.0mm $15,000 ’16 SF Residential 73 $1.0mm $14,000 ’17 Totals/Average »4,100 »$103mm »$25,000 10 9 8 7 6 5 4 3 2 1

CTO | Highlights | Portfolio Land Holdings | Daytona

# Potential Land Absorption – West of I-95 (B)

| Parcel | Use | Status | Timing | Amount |
|---|---|---|---|---|
| A | Residential | U/C | '18-'19 | $31.4mm |
| B | Residential | U/C | 2016 | $29.9mm |
| C | Residential | U/C | 2016 | $9.0mm |
| D | Residential | N/A | N/A | $10k-$20k/acre |
| E | Mitigation Bank | I/P | TBD | $5k-$12k/acre |
| F | Residential | N/C | TBD | $15k-$20k/acre |

- U/C – Under Contract
- N/C – Negotiating Contract
- I/P – In Process


F
1,053 Acres
A
1,686 Acres
minto
B
1,586 Acres
minto
E
Proposed Mitigation
2,366 Acres
C
600 Acres
ICI HOMES
D
197 Acres

CONSOLIDATED TOMOKA
15

Land Holdings Real Estate Venture – Beach Front Property (B) Opportunistic Investment Gross Site Area6.04 Acres Developable acres3.63 Acres Beach frontage505 feet Property Summary Approximately $5.7mm investment 50% ownership interest in venture CTO earns base management fee CTO receives 9% preferred interest Venture Transaction Summary Hotel Condo Vacation Ownership Commercial/Retail Potential Uses Entitle Property for Vertical Development Sell Property to Developer ACTION PLAN

Income Properties Location of Loan Investments Number of Income Property Investments CTO Headquartered in Daytona Beach, FL 1 2 9 3 14 1 1 2 1 3 Income Producing Investments Approx. 59% NOI from Credit Tenants As of June 30, 2016 Office43% Retail57% Based on NOI (H)

Income Properties Income Property Portfolio (G)(H) As of June 30, 2016 Strong Cash Flow

CTO | Highlights | Portfolio Income Properties | Daytona

# Portfolio Under Contract to Sell(B)

| Tenant | Tenant Type | Market |
|---|---|---|
| Bank of America | Single Tenant | Garden Grove, CA |
| Bank of America | Single Tenant | Westminster, CA |
| Bank of America | Single Tenant | Laguna Beach, CA |
| Bank of America | Single Tenant | Walnut, CA |
| Bank of America | Single Tenant | La Habra, CA |
| Bank of America | Single Tenant | Mission Viejo, CA |
| Bank of America | Single Tenant | Mission Viejo, CA |
| Bank of America | Single Tenant | Los Alamitos, CA |
| Bank of America | Single Tenant | Yorba Linda, CA |
| Walgreens | Single Tenant | Boulder, CO |
| Walgreens | Single Tenant | Palm Bay, FL |
| JPMorgan Chase | Single Tenant | Chicago, IL |
| CVS | Single Tenant | Tallahassee, FL |
| Buffalo Wild Wings | Single Tenant | Phoenix, AZ |
| **14-Property Portfolio** | | |

## Bank of America - Laguna Beach, CA


CA Route 1
WHOLE FOODS
Ocean Avenue

- Portfolio NOI **$2.45 million**
- Sales Price (I) **$51.6 million**
  - **4.74% exit cap rate**
- Est. Gain **$11.4 million**
- EPS (net of tax) **$1.22/share**

Harvesting Value ● Reinvesting Into Higher Yielding Assets

CONSOLIDATED TOMOKA

19

Opportunistic Investment $3.1mm Investment (multi-tenant) Income Properties Future Income Growth Approx. 112,000 sq ft 35% Leased 14.35 acres 548 Parking Spaces 3-mi Pop. 93,236 3-mi Avg HHI $59,994 Immediate area experiencing strong real estate growth/new development The Grove at Winter Park (Winter Park, FL) Anchor Currently negotiating lease with national tenant for 1.25 acre outparcel (B) 39k sq foot anchor space 15 yr lease term Est. Q4 2016 opening Virtually Vacant When Acquired

How our Income Property Portfolio Compares With Triple-Net REITs Income Properties Superior Portfolio Quality Implied Cap Rate (1) Top 3 Tenants (2) Credit Rating Average Lease Term Debt+Pref/TEV N/A Wells Fargo Hilton Grand Vacations Walgreens AA- NR BBB 7.5 (G) 29% 5.8% Walgreens Walmart Wawa BBB AA NR 11.2 25% 5.8% Bank of America Lifetime Fitness Amazon A B AA- 13.3 37% 5.0% Sunoco Mister Car Wash LA Fitness BBB B N/A 11.3 26% 6.2% Shopko 84 Lumber Walgreens NR NR BBB 15.6 34% 6.5% American Multi-Cinema Regal Cinemas Topgolf B B+ NR N/A 28% 4.4% Walgreens FedEx Dollar General BBB BBB BBB 10.0 24% Average 5.6% 12.3 29% Source: National broker reports Top 3 based on NOI (H)

Loan Investments Commercial Loan Investments As of June 30, 2016 $10.0mm Mezzanine Loan Dallas, TX Rate: LIBOR + 725 Maturity: Sept. ‘17 » $9.0mm B-Note Sarasota, FL Rate: LIBOR + 750 Maturity: June ‘17 $5.0mm Mezzanine Loan Atlanta, GA Rate: 12% fixed Maturity: Feb ‘19 » $24.0 million invested Wtd. Avg. Rate 8.7% Opportunity to Monetize DFW HYATT GLENN HOTEL SOUTHGATE MALL

Liquidity and Leverage (A) Liquidity Position (excluding restricted cash) ($ in 000’s) Debt Schedule ($ in millions) Total Commitment of Credit Facility = $75 million Shown as 0.00% as there is no amount drawn as of June 30, 2016, stated rate = 30-Day LIBOR plus 135-225 bps Maturity includes first 10 years I/O Debt on portfolio of 14 assets currently under contract for sale – transaction contemplates buyer assuming debt Variable Rate Mortgage Loan fixed with Interest Rate Swap 100% of Debt at Fixed rate as of June 30, 2016 Attractive Debt Rates and Duration (3) (4) As of June 30, 2016 (5) 1031 Restricted Cash Balance approximately $9.1 million (2)

CTO | Highlights | Portfolio | Daytona

# REIT Conversion (E)

- **Benefits for Shareholders**
  - Potential Valuation Uplift — Tax Efficient, Substantially Eliminate Corporate Taxation
  - Enhance Cash Flows — Paid Taxes - $1.2mm ('15), $3.0mm ('14), $1.6mm ('13)
  - Expand Shareholder Base — Dedicated REIT investors, ETF and Index Fund buyers, and Income Oriented Investors
  - Increased Liquidity — Issuance of stock for up to 80% of E&P distribution
  - Book Value Impact — **Eliminate 1031 Deferred Tax Liability at Conversion**

    **Impact = approx. $50.9mm OR ≈ $8.78/share)**
- **Action Steps**
  - Key Steps — Earnings/Profits analysis –**PROCESS RESUMED**

    Regulatory ruling on 80% stock in E&P distribution

    Merge with Maryland C-Corp (Form S-4); Shareholder vote

CONSOLIDATED TOMOKA

Targeting Jan 1, 2018

24

Share Repurchase Program (C)(J) Prior Share Repurchase Program (Authorized in ‘08)$8.0 million New Share Repurchase Program (Authorized in ‘15) $10.0 million Year Shares Repurchased Investment Average Price/Share 2008-2016 164,533 $7,971,058 $48.45 Year Shares Repurchased Investment Average Price/Share Q1 2016 28,862 $1,339,613 $46.41 Q2 2016 33,889 $1,658,922 $48.95 YTD 2016 62,751 $2,998,535 $47.78 Remaining Program Amt. (1) $7,030,405 Includes amount remaining under 2008 buyback program

2016 Guidance YTD Q2 2016 Earnings per share $2.75-$3.00/share $0.52/share Acquisition of Income-Producing Assets (B) $70mm - $85mm $2.5mm Target Investment Yields (Initial Yield – Unlevered) 6% - 8% 5.5% Disposition of Non-Core Income Properties (B) $15.0mm - $25mm (K) $19.7mm (K) Target Disposition Yields 7.00% - 10.00% 8.00% Land Transactions (sales value) (B) $25.0mm - $35.0mm $2.2mm Leverage Target (as % of Total Enterprise Value) < 40% < 40% 2016 Guidance – Update through Q2

Grand Opening Nov 2016 Tanger Outlets as of 7.15.16 Development on our Land

Multi-Family Moving In Integra as of 7.15.16 Development on our Land

Commercial West of I-95 CarMax as of 7.15.16 Development on our Land

Public Company Headquarters TopBuild as of 7.15.16 Development on our Land

Medical Office Volusia Orthopedic as of 7.15.16 Development on our Land

Shareholder Shares % Wintergreen Advisers LLC 1,543,075 26.47 BlackRock Institutional 314,059 5.39 Dimensional Fund Advisors, Inc. 186,668 3.20 Vanguard Group, Inc. 184,619 3.17 Carlson Capital LP 167,028 2.87 Fenimore Asset Management 158,459 2.72 Andalusian Capital Partners, LP 138,395 2.37 Northern Trust Corporation 81,555 1.40 State Street Corp 77,475 1.33 Potrero Capital Research, LLC 72,851 1.25 Cardinal Capital Management 63,663 1.09 Fidelity Management & Research 58,250 1.00 TOP SHAREHOLDERS 3,046,097 52.26% Top Institutional Shareholders (1) Source: Bloomberg as of July 15, 2016

CTO Highlights Portfolio Daytona

# Experienced Team

| | | Started with Company |
|---|---|---|
| **John P. Albright**<br>President and CEO | • Archon Capital, a Goldman Sachs Company<br>• Morgan Stanley<br>• Crescent Real Estate Equities | 2011 |
| **Mark E. Patten**<br>Senior Vice President and CFO | • Simply Self Storage<br>• CNL Hotels & Resorts<br>• Vistana Inc.<br>• KPMG | 2012 |
| **Daniel E. Smith**<br>Senior Vice President – General Counsel and Corporate Secretary | • Goldman Sachs Realty Management<br>• Crescent Real Estate Equities<br>• Hughes & Luce LLP (now part of K&L Gates) | 2014 |
| **Steven R. Greathouse**<br>Senior Vice President – Investments | • N3 Real Estate<br>• Morgan Stanley<br>• Crescent Real Estate Equities | 2012 |
| **Teresa J. Thornton-Hill**<br>Vice President - Corporate Counsel | • ICI Homes<br>• Cobb Cole<br>• Rogers Towers, P.A. | 2005 |
| **E. Scott Bullock**<br>Vice President of Real Estate | • International Speedway Corporation<br>• Crescent Resources (Duke Energy)<br>• Pritzker Realty Group<br>• Disney Development Company (Walt Disney Co.) | 2015 |

14 Full-Time Employees

CONSOLIDATED TOMOKA
33

Director Since John P. Albright President & Chief Executive Officer of the Company 2012 John J. Allen President of Allen Land Group, Inc. 2009 Jeffry B. Fuqua Chairman of the Board of the Company and President of Amick Holdings, Inc. 2009 William L. Olivari Certified Public Accountant and Partner of Olivari and Associates 2008 Howard C. Serkin Chairman of Heritage Capital Group, Inc. 2011 A. Chester Skinner, III Vice Chairman of the Board of the Company and President of Skinner Bros. Realty Co. 2010 Thomas P. Warlow, III President & Chairman - The Martin Andersen-Gracia Andersen Foundation, Inc. 2010 Board of Directors

Well-Positioned Land as of June 30, 2016

Footnotes Debt amount includes the face value of the Convertible Notes outstanding as of June 30, 2016 There can be no assurances regarding the likelihood or timing of the potential transaction(s) or, if any occur, the final terms including sales price There can be no assurances regarding the likelihood or timing of executing the Company’s share repurchase program $0.04 per share dividend per quarter represents $0.16 per share on an annualized basis which would be an increase of 100% from the prior annual dividend of $0.08 per share through May of 2016 There can be no assurances regarding the likelihood or timing of the Company converting to a Real Estate Investment Trust or the ability to obtain certain tax rulings related to the distribution of earnings and profits Completion dates for construction are based on publicly available information Excludes 14 properties included in the portfolio sale outlined on Slide 19 Net operating income calculated as of June 30, 2016 = Rental income less direct costs of revenues and includes: (i) annualized rents and costs for acquisitions in 2015 & 2016 plus (ii) billboard income and does not include revenues and costs for any income properties sold in 2015 & 2016, and excludes non-cash items including impact of straight-line rent and amortization of lease intangibles. Sales price includes buyer’s assumption of $23.1 million mortgage loan secured by the properties As of the date of this presentation the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases under the $10 million program Does not include potential disposition of 14 properties on Slide 19 and Subsurface Interests transaction noted on Slide 3 There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions shall be closed or the timing or final terms thereof.

Consolidated-Tomoka Land Co. 1530 Cornerstone Boulevard Daytona Beach, FL 32117 main: 386.274.2202 fax: 386.274.1223 email: info@ctlc.com web: www.ctlc.com NYSE MKT: CTO For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com. Explore Daytona at www.exploredb.com Contact Us